Exhibit 99.3 Second Quarter 2020 Earnings August 3, 2020 Earnings Call Presentation – 2Q 2020

Preliminary Matters Cautionary Statements Regarding Forward-Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts. Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those factors listed in periodic reports filed by Kemper Corporation with the Securities and Exchange Commission (“SEC”). The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary event that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on the Company’s operating and financial results. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation, including any such statements related to the Pandemic. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure. Earnings Call Presentation – 2Q 2020 2

Create Long-Term Shareholder Value Leverage competitive advantages to grow returns and BVPS1 over time Diversified sources of earnings; Sustainable competitive Growing returns Strong capital/liquidity advantages and build and book value per positions; core capabilities share over time Disciplined approach to capital management Strategic focus: Consumer-related businesses with opportunities that: • Target niche markets • Have limited, weak or unfocused competition • Require unique expertise (underwriting, claim, distribution, analytics and other) Deliver low double-digit ROE2 over time ¹ Book value per share 2 Return on equity Earnings Call Presentation – 2Q 2020 3

Second Quarter 2020 Highlights High quality balance sheet and business model continue to enable us to serve our stakeholders Delivered double-digit return on equity and solid adjusted consolidated net operating EPS • Net income of $126 million and adjusted consolidated net operating income1 of $79 million Shareholder • Earnings per share of $1.91, on a diluted basis; adjusted consolidated net operating EPS1 of $1.20 Value Creation • 11.4% ROAE2 and 18.8% ROAE2, excluding net unrealized gains on fixed maturities and goodwill1 • Book value per share ex. net unrealized gains on fixed maturities and goodwill1 grew 15% year-over-year Results in the quarter were impacted by COVID-19; growth trajectory remains attractive • Earned premiums increased 6%, excluding impact of $100 million of premium credits in auto business 2nd Quarter • Specialty P&C earned premiums increased by $80 million, or 10%, vs. prior year quarter, excluding premium credits; continued growth in new and existing geographies Operating • Preferred P&C net income increased on a year-to-date basis due to continued profit improvement actions Performance and macro environmental factors • Life & Health results were impacted by increased mortality • Net investment income impacted all segments primarily due to alternative investments (reports on lag) Strong capital position provides significant financial flexibility • Debt-to-capital ratio of 15.7%; $943 million of available committed contingent liquidity Financial Strength • High quality balance sheet and capital structure with no near-term debt maturities • Diversified operating model allows us to meet the needs of our customers while delivering consistently attractive returns to shareholders ¹ Non-GAAP financial measure; please see reconciliation in appendix on pages 23-32 2 Return on average shareholders’ equity (5-point average) Earnings Call Presentation – 2Q 2020 4

Second Quarter Financial Highlights Steady strategy execution continues to yield attractive results As Adjusted As Reported for Acquisition1 Quarter Ended Quarter Ended June 30, Change from June 30, Change from (Dollars in millions, except per share amounts) 2020 2Q’19 (%) 2020 2Q’19 (%) Net Income $126 3% $131 3% Adjusted Consolidated Net Operating Income1 $79 (13)% $84 (13)% Per Share Net Income - Diluted $1.91 4% $1.97 4% Adj. Consolidated Net Operating Income - Diluted1 $1.20 (13)% $1.26 (13)% Delivered solid adjusted consolidated net operating income ¹ Non-GAAP financial measure; please see reconciliation in appendix on pages 23-32 Earnings Call Presentation – 2Q 2020 5

Review of Net Operating Income

Continuing to produce strong operating income

Dollars per Unrestricted Share - Diluted	Three Months Ended, As Reported: Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Variance QoQ
Net Income	**$ 1.91**	**$ 0.95**	**$ 1.85**	**$ 1.91**	**$ 1.84**	**$ 0.07**
(Income) Loss from Change in FV of Equity & Convertible Securities	(0.86)	1.39	(0.46)	(0.11)	(0.30)	(0.56)
Investment Related (Gains)/Losses	(0.14)	(0.19)	(0.03)	(0.02)	(0.25)	0.11
Net Impairment Losses	0.08	0.14	0.02	0.02	0.08	-
Acquisition Related Transaction, Integration & Other Costs	0.21	0.14	0.07	0.06	0.01	0.20
Loss from Early Extinguishment of Debt	-	-	-	0.07	-	-
Adj. Consolidated Net Operating Income[1]	**$ 1.20**	**$ 2.43**	**$ 1.45**	**$ 1.93**	**$ 1.38**	**$ (0.18)**
<u>*Sources of Volatility:*</u>						
Income (Loss) After-Tax From:						
Catastrophes	(0.34)	(0.07)	(0.19)	(0.17)	(0.34)	-
Prior-year Reserve Development	(0.22)	(0.01)	0.18	0.24	0.16	(0.38)
Alternative Investment Income	(0.14)	0.07	0.07	0.08	0.09	(0.23)
Partial Satisfaction of Judgment	-	1.05	-	-	0.24	(0.24)
Sale of Classic Collectors Auto Business	-	-	-	0.04	-	-
Refinement of CEI Estimate	0.06	0.05	0.07	0.18	-	0.06
Impact of Purchase Accounting	(0.06)	(0.07)	(0.07)	(0.09)	(0.06)	-
Total from Sources of Volatility	$ (0.70)	$ 1.02	$ 0.06	$ 0.28	$ 0.09	$ (0.79)

Business continues to deliver solid financial performance despite challenging economic conditions

[1] *Non-GAAP financial measure; see reconciliation in appendix pages 23-32*

KEMPER

Earnings Call Presentation – 2Q 2020 | 6

High Quality & Diversified Investment Portfolio Net Investment Income¹ Overview $97 $95 $97 $86 $68 • Net investment income and portfolio yield (MM) $8 $7 $6 impacted by reporting lag in alternatives $6 • Investment portfolio continues to be high quality and well diversified $90 $88 $91 $80 $80 • Investment income supports long-term business objectives $(12) 2Q19 3Q19 4Q19 1Q20 2Q20 Core Portfolio Alternative Inv. Portfolio Diversified & Highly-Rated Portfolio Pre-Tax Equiv. Annualized Book Yield¹ Portfolio Composition Fixed Maturity Ratings Other ≤ CCC Alternatives Short-term B / BB Impact vs. 2Q19 4% Alternatives² 8% Corporates Equity² 5% 0.9% 6% 1% 2% 30% 4.7% U.S. 8% 4.6% 4.6% 4.1% Gov’t 56% BBB 63% 3.2% 16% States/ A or Higher Munis 2Q19 3Q19 4Q19 1Q20 2Q20 $9.5 Billion $7.5 Billion Note: Charts may not balance due to rounding ¹ Includes COLI. Please see reconciliation of COLI’s inclusion in net investment income on page 25 Earnings Call Presentation – 2Q 2020 7 2 Equity securities excludes $295 million of Other Equity Interests of LP/LLC’s that have been reclassified into Alternative Investments

Net Investment Income Walk

Negatively impacted by broad market pressure

Key Highlights

- Lower interest rates, lower dividends and portfolio management actions impacting net investment income
- Income from alternative portfolio reflects challenging first quarter market environment (reporting lag)



($ in millions)
$97
$(3)
$(3)
$(19)
$(2)
$1
$(2)
$68
2Q19 Net Inv. Income
Fixed Income
Equity Dividends
Alternative Portfolio
Short Term Investments
Other Investments
Investment Expense
2Q20 Net Inv. Income

Investment portfolio well positioned to meet business needs over the long-term

Note: Chart may not balance due to rounding. FHLB expenses / interest included in Fixed Income for chart purposes. Report FHLB expenses / interest in Investment Expense in our public filings.

KEMPER
Earnings Call Presentation – 2Q 2020 | 8

Strong Balance Sheet and Capital Position with Ample Liquidity Provides significant financial flexibility Significant Parent Company Liquidity Risk-Based Capital Ratios $943 $867 (%) (MM) $741 $684 $582 $641 $672 $400 $385 $660 415 430 410 $385 $540 375 355 365 360 330 335 290 285 335 $341 $299 $271 $197 $101 $207 2015 2016 2017 2018 2019 2Q20 2015 2016 2017 2018 2019 2Q20E Borrowings Available Under Credit Agreement & from Subs Life & Health P&C (ex. Alliance United) HoldCo Cash & Investments Cash Flow from Operating Activities Debt-to-Capital <30% $562 27.4% 27.6% 2Q20 21.9% 23.0% (MM) $202 16.4% 15.7% Debt $539 $534 $360 $215 $241 $241 2015 2016 2017 2018 2019 2Q20 2015 2016 2017 2018 2019 LTM 2Q20 Total $2.7B $4.0B $5.0B Capitalization $2.7B $2.7B $4.8B Balance sheet well positioned to meet operating capital and liquidity needs Earnings Call Presentation – 2Q 2020 9

Consistent Capital Generation and Attractive Returns

Operating model built to provide consistent growth and returns through economic cycles

Total Adjusted Return of BVPS Ex. Unrealized Gains on Fixed Maturities and Goodwill



Growth 44%
$29.66
$31.21
$31.10
$33.42
$36.46
$38.43
$40.27
$40.70
$42.58
2016
2017
2018
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
Book Value Per Share ex. Goodwill and Unrealized¹
Cumulative Dividends Per Share Paid

- Strong execution and solid operating results has led to consistent book value growth and shareholder returns

Return on Shareholders' Equity



1.1%
0.9%
8.0%
6.6%
11.4%
8.3%
16.6%
11.4%
19.9%
13.3%
20.3%
13.1%
24.7%
16.3%
19.5%
13.0%
18.8%
12.8%
2016
2017
2018
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
ROATCE 2
ROE ex. Unrealized Gains on Fixed Maturities 3

- Attractive returns on equity
- ROATCE measure appropriately captures how investors are compensated for intangibles

[1] *Non-GAAP financial measure; please see reconciliation in appendix on pages 23-32*

[2] *Return on average tangible common equity (rolling 5 point avg.); please see reconciliation in appendix on pages 23-32*

[3] *Return on average shareholder's equity excluding unrealized gains on fixed maturities (rolling 5 point avg.); please see reconciliation in appendix on pages 23-32*

KEMPER Earnings Call Presentation – 2Q 2020 | 10

Specialty Property & Casualty Insurance Segment[1]

Growth continues to outperform market trends; solid margins

Key Highlights

- 6.5% growth in policies in-force, 7.5% excluding Classic Collectors, compared to 2Q'19
- Earned premiums increased 10%, excluding the impact of premium credits
- Long-term outlook remains attractive; significant growth opportunities at solid margins

Key Metrics *($ in millions)*	**2Q'20**	**Change to 2Q'19**
Earned Premiums	$759	(0.9)%
Earned Premiums (ex. premium credit)	$846	10.4%
Underlying Loss & LAE Ratio[2]	67.8%	(760)bps
Underlying Expense Ratio[2]	20.6%	280 bps
Policies In-Force (000)	1,902	6.5%
Policies In-Force ex. Classic Collectors (000)	1,877	7.5%

(ex. premium credits)	PPA Written Premium		Population CAGR	
State Groupings	**TTM *($ million)***	**YoY Growth**	**'16-'19**	**Est. '20-'30**
California	$2,025	4.5%	0.3%	0.8%
Florida / Texas	$791	28.2%	1.3%	1.6%
Expansion States	$200	36.4%	1.0%	1.1%
Other	$63	-	0.3%	0.4%
Total	$3,079	11.8%		
US				0.6%
Hispanic				1.6%

Underlying Combined Ratio[1]


(%)
93.3
92.7
2Q19
90.7
92.0
3Q19
93.1
92.3
4Q19
93.1
93.1
1Q20
88.5
91.0
2Q20
QTD
YTD

Strength of franchise continues to create value for policyholders and shareholders

Source: Population growth sources include U.S. Census Bureau and The Association Institute
[1] As adjusted, including legacy Infinity in all prior periods
[2] Non-GAAP financial measure; see reconciliation in appendix on pages 23-32; excludes impact of purchase accounting

KEMPER
Earnings Call Presentation – 2Q 2020
11

Preferred Property & Casualty Insurance Segment

Efforts to bring the Preferred segment to target profitability are ongoing

Key Highlights

- Underlying combined ratio decreased to 84.4% for the quarter; 88.5% on a year-to-date basis
- Auto underlying combined ratio improved due to macro trends and ongoing profit improvement actions
  - ~$9 million of adverse development related to increase demand notices; isolated to small portion of auto book
- Home & Other underlying combined ratio improvement driven by underwriting, pricing, and exposure enhancements
  - Seasonally elevated catastrophe activity (~29 points) in-line with 2Q19 experience; year-to-date catastrophe experience meaningfully below 2019 levels

Key Metrics *($ in millions)*	2Q'20	Change to 2Q'19
Auto		
Earned Premiums	$99	(15.9)%
Earned Premiums ex. Prem. Credit	$112	(5.2)%
Policies In-Force (000)	232	(9.8)%
Home & Other		
Earned Premiums	$65	(8.6)%
Policies In-Force (000)	224	(9.2)%

Underlying Combined Ratio[1]



(%)
100.4
83.0
100.2
85.7
104.5
82.9
97.5
83.5
88.6
77.8
2Q19
3Q19
4Q19
1Q20
2Q20
Auto
Home & Other

Realizing benefits from ongoing profitability improvement actions

[1] *Non-GAAP financial measure; please see reconciliation in appendix on pages 23-32*

KEMPER

Earnings Call Presentation – 2Q 2020 | 12

Life & Health Insurance Segment Impacted by COVID-19 related items Key Highlights • Net operating income impacted by broad macro environmental trends including: - Increased mortality experience; largely in-line with country-wide trends - Lower morbidity benefits expense - Net investment income pressure largely related to alternative investment portfolio • Operating model and agents are well equipped to handle the current environment Revenues1 Change Key Metrics $216 $213 $216 $214 $207 ($ in millions) 2Q’20 to 2Q’19 (MM) $54 $53 $55 $51 L&H $44 Net Operating Income $16 21.1% Life $162 $161 $161 $163 $163 Face Value of In-Force $19,603 (1.0)% Policies In-Force (000) 3,390 (3.3)% 2Q19 3Q19 4Q19 1Q20 2Q20 Earned Premiums Net Investment Income² Long-term underlying trends remain consistent; provides diversified cash flow generation Note: Chart may not balance due to rounding ¹ Excludes other income Earnings Call Presentation – 2Q 2020 13 2 Please see reconciliation of COLI’s inclusion in net investment income on page 25

Potential Pandemic-Related Impacts on Our Business COVID-19 driven uncertainty creates fluid economic and operating environment Specialty and Preferred Auto Businesses • Movement in and out of state recovery phases will impact customer behavior • Biggest impacts of state closures/restrictions include shopping behavior and economic health Life and Health Segment • National mortality experience evolving with the spread of COVID-19; expect slightly increased mortality results through 2020 Investment Income • Interest rates lower for longer • Increased market volatility driven by COVID-19 uncertainty Mitigating Factors • High quality balance sheet with strong capital and liquidity positions • Investment portfolio is diversified and remains supportive of business activities (i.e., duration, risk profile) • Diversified businesses provide stable cash flows and consistent returns Strong balance sheet and diversified model are sources of strength for all of our stakeholders Earnings Call Presentation – 2Q 2020 14

Appendix Earnings Call Presentation – 2Q 2020 15

A Leading Specialized Insurer

Taking advantage of a diversified portfolio of niche businesses....

KEMPER

Founded in 1990 and headquartered in Chicago, with subsidiaries writing policies since 1911

~$13B	~6.4M	~30,000	~9,200
Assets	Policies	Agents/Brokers	Employees

KEMPER Auto

Specialty P&C insurance providing personal and commercial automobile insurance products

KEMPER Personal Insurance

Preferred personal lines insurance providing preferred automobile, homeowners and other personal insurance products

KEMPER Life & Health

Life and health insurance providing life, supplemental benefits, and other property insurance products

....to create value for all our stakeholders

KEMPER

Earnings Call Presentation – 2Q 2020 | 16

Capital Deployment Priorities Dedicated to being good stewards of capital 1. Investment in the business • Fund profitable organic growth at appropriate risk-adjusted returns • Strategic investments and acquisitions that enhance the business and meet or exceed our ROE targets over time 2. Return capital to shareholders • Repurchase shares opportunistically • Maintain competitive dividends Management and capital deployment priorities focused on maximizing shareholder value Earnings Call Presentation – 2Q 2020 17

Investment Portfolio Exposure to COVID-19 Impacted Categories Fixed income exposure to COVID-19 industry sectors is manageable $140 1.8% 1.7% 1.6% $120 1.4% $100 1.1% 1.2% $80 1.0% 1.0% 0.9% $126 0.8% $ Amount (MM) $ Amount $60 0.6% $85 0.5% $40 0.5% 0.5% Portfolio Maturity % Fixed of $71 $68 0.4% 0.3% $20 $35 $38 $36 0.2% 0.1% 0.0% 0.2% $20 0.1% 0.1% $10 $2 $13 $0 $4 $4 0.0% AA A BBB High A BBB High BBB High AA A BBB High Yield Yield Yield Yield Energy Retail Leisure Transportation ($55MM | ($259MM | 3% of Port.) ($173MM | 2% of Port.) ($22MM | <1% of Port.) 1% of Port.) Exposure to COVID-19 sectors is well diversified across high quality assets; less than 1% of fixed maturity portfolio is in high yield investments in COVID-19 exposed sectors Earnings Call Presentation – 2Q 2020 18

Below Investment Grade Fixed Maturities Portfolio of $497 Million Portfolio is diversified across different asset types $250 3.0% 2.7% 2.5% $200 2.0% $150 1.5% 1.5% $100 $204 1.1% 1.0% 0.8% $114 Portfolio Maturity % Fixed of $50 Below Investment Grade $ $ Amount (MM) Grade Below Investment $84 0.5% $59 0.3% 0.1% 0.0% 0.1% $22 $4 $9 $1 $0 0.0% Private Private CLO Public Munis Private Foreign Non-Agency Senior Junior Corp Corp Government MBS Below investment grade portfolio represents roughly 7% of our fixed maturities portfolio Earnings Call Presentation – 2Q 2020 19

CLO Composition ($711 Million) CLOs represent 7.5% of investment portfolio $600 80.0% 71.3% 70.0% $500 60.0% $400 50.0% $300 40.0% $ Amount (MM) $ Amount $507 Portfolio % CLO of 30.0% $200 20.0% $100 12.6% 11.7% 10.0% $89 2.0% 2.3% $84 $0 $15 $17 0.0% AAA AA A BBB High Yield Well-diversified CLO book with 86% of holdings classified ‘A’ or higher Earnings Call Presentation – 2Q 2020 20

Alternative Investment Portfolio of $505 Million Portfolio is highly diversified with strategies focused on private credit, private equity and hedge funds Private Credit Funds1 3% of total investments (64% of Alts portfolio) $66.6 Diversification across date of investment, industry and geography Private Equity Funds1 ~ 1% of total investments (23% of Alts portfolio) $115.8 $322.8 Diversification across date of investment, industry and geography Hedge Funds < 1% of total investments (13% of Alts portfolio) Diversified in strategies with focus on minimum correlation to public markets and additional liquidity relative to Private Credit and Private Private Credit Funds¹ Private Equity Funds¹ Hedge Funds Equity strategies Alternative investment portfolio is 5% of total investments and diversified across underlying investment strategies with primary focus on current income generation ¹ Includes small portion of direct investments (non-funds). Earnings Call Presentation – 2Q 2020 21

2020 Reinsurance Program Both programs were renewed with no significant change Catastrophe Reinsurance Program (Multi-Year) Aggregate Catastrophe Program • Same coverage as 2019 program 1-Year Term Placed 1/1/20 • Intended to reduce volatility from high- $25M xs $250M 95% Placed frequency, low severity events • Coverage 3-Year Term 3-Year Term 3-Year Term – $50 million in excess of $60 million Placed 1/1/18 Placed 1/1/19 Placed 1/1/20 5% Retention – $500k deductible per storm $100M xs $150M $100M xs $150M $100M xs $150M – Perils: All perils, excluding named storms 31.67% Placed 31.67% Placed 31.67% Placed (e.g., hurricanes) and earthquakes of $225M $225M of – Covered Line: Property, Fire and Dwelling Retention 3-Year Term 3-Year Term 3-Year Term xs Placed 1/1/18 Placed 1/1/19 Placed 1/1/20 $50M 2020 Aggregate Catastrophe $100M xs $50M $100M xs $50M $100M xs $50M Reinsurance Program 31.67% Placed 31.67% Placed 31.67% Placed Retention 100% of first $50M • Policy placed at 1/1/20 similar to prior three years • Total coverage: 95% of $225 million excess of $50 million Earnings Call Presentation – 2Q 2020 22

Non-GAAP Financial Measures

Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders' equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders' equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

	For the Periods Ended								
	2Q'20	1Q'20	4Q'19	3Q'19	2Q'19	1Q'19	2018	2017	2016
Book Value Per Share	$ 64.15	$ 57.54	$ 59.59	$ 58.43	$ 55.34	$ 51.13	$ 47.10	$ 41.11	$ 38.52
Less: Net Unrealized Gains on Fixed Maturities Per Share	(9.02)	(4.01)	(6.51)	(6.92)	(5.52)	(3.72)	(1.70)	(5.54)	(3.52)
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities	$ 55.13	$ 53.53	$ 53.08	$ 51.51	$ 49.82	$ 47.41	$ 45.40	$ 35.57	$ 35.00
Less: Goodwill	(17.06)	(17.04)	(16.72)	(16.71)	(16.74)	(17.12)	(17.18)	(6.28)	(6.30)
Book Value Per Share Ex. Net Unrealized Gains on Fixed Maturities and Goodwill	$ 38.07	$ 36.49	$ 36.36	$ 34.80	$ 33.08	$ 30.29	$ 28.22	$ 29.29	$ 28.70

KEMPER

Earnings Call Presentation – 2Q 2020 | 23

Non-GAAP Financial Measures Return on Equity For the Periods Ended 2Q'20 1Q'20 4Q'19 3Q'19 2Q'19 1Q'19 2018 2017 2016 Rolling 12 Month Return on Average Shareholders' Equity (5 Point Avg) 11.4% 11.8% 14.8% 12.1% 12.4% 10.8% 7.7% 5.9% 0.8% Less: Net Unrealized Gains on Fixed Maturities 1.4% 1.2% 1.5% 1.0% 0.9% 0.6% 0.6% 0.7% 0.1% Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized 12.8% 13.0% 16.3% 13.1% 13.3% 11.4% 8.3% 6.6% 0.9% Gains on Fixed Maturities (5 Point Avg) Less: Goodwill 6.0% 6.5% 8.4% 7.2% 6.6% 5.2% 3.1% 1.4% 0.2% Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized 18.8% 19.5% 24.7% 20.3% 19.9% 16.6% 11.4% 8.0% 1.1% Gains on Fixed Maturities and Goodwill (5 Point Avg) Earnings Call Presentation – 2Q 2020 24

Non-GAAP Financial Measures Reconciliation of COLI investment into Net Investment Income. Prior to 1Q 2020, COLI was reported in “Other Income”. Starting in the 1Q 2020, COLI was reported in net investment income. For the Periods Ended 4Q'19 3Q'19 2Q'19 Reported Net Investment Income $ 93.9 $ 91.7 $ 96.0 COLI Investment Income 2.8 2.8 1.2 Total Adjusted Net Investment Income $ 96.7 $ 94.5 $ 97.2 Reported Pre-Tax Equivalent Book Yield 4.5% 4.4% 4.7% Impact of Including COLI on Weighted Average Pre-Tax Equivalent Book Yield 0.1% 0.1% 0.0% Total Pre-Tax Equivalent Book Yield 4.6% 4.6% 4.7% Reported Life and A&H Net Investment Income $ 52.0 $ 49.7 $ 53.0 Life and A&H COLI Investment Income 2.9 2.8 1.2 Total Adjusted Life and A&H Net Investment Income $ 54.9 $ 52.5 $ 54.2 Earnings Call Presentation – 2Q 2020 25

Non-GAAP Financial Measures Adjusted Consolidated Net Operating Income is an after-tax, non-GAAP financial measure computed by excluding from Net Income the after-tax impact of 1) income (loss) from change in fair value of equity and convertible securities, 2) net realized gains on sales of investments, 3) impairment losses related to investments, 4) acquisition related transaction, integration and other costs, 5) loss from early extinguishment of debt and 6) significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income. Kemper believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (loss) from change in fair value of equity and convertible securities, net realized gains on sales of investments and impairment losses recognized in earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Loss from early extinguishment of debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Acquisition related transaction, integration and other costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. Earnings Call Presentation – 2Q 2020 26

Non-GAAP Financial Measures

Diluted Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure computed by dividing Adjusted Consolidated Net Operating Income (Loss) attributed to unrestricted shares by the weighted-average unrestricted shares and equivalent shares outstanding. The most directly comparable GAAP financial measure is Diluted Net Income Per Unrestricted Share.

Kemper believes that Diluted Adjusted Consolidated Net Operating Income Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income from change in fair value of equity and convertible securities, net realized gains on sales of investments, impairment losses related to investments, acquisition related transaction, integration and other costs and loss from early extinguishment of debt included in Kemper's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company's investments, the timing of which is unrelated to the insurance underwriting process.

	For the Three Months Ended				
Per Unrestricted Share	**2Q20**	**1Q20**	**4Q19**	**3Q19**	**2Q19**
Net Income - Diluted	$ 1.91	$ 0.95	$ 1.85	$ 1.91	$ 1.84
Net (Income) Loss From:					
Change in Fair Value of Equity & Convertible Securities	(0.86)	1.39	(0.46)	(0.11)	(0.30)
Net Realized Gains on Sales of Investments	(0.14)	(0.19)	(0.03)	(0.02)	(0.25)
Impairment Losses	0.08	0.14	0.02	0.02	0.08
Acquisition Related Transaction, Integration and Other Costs	0.21	0.14	0.07	0.06	0.01
Loss from Early Extinguishment of Debt	-	-	-	0.07	-
Adj. Consolidated Net Operating Income - Diluted	$ 1.20	$ 2.43	$ 1.45	$ 1.93	$ 1.38

KEMPER

Earnings Call Presentation – 2Q 2020 | 27

Non-GAAP Financial Measures Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. Earnings Call Presentation – 2Q 2020 28

Non-GAAP Financial Measures

Underlying Combined Ratio – Continued

	For the Three Months Ended				
	2Q20	**1Q20**	**4Q19**	**3Q19**	**2Q19**
Specialty P&C Insurance					
Combined Ratio as Reported	91.0%	94.5%	93.8%	91.6%	93.5%
Current Year Catastrophe Loss and LAE Ratio	(0.6%)	0.0%	(0.5%)	(0.3%)	(0.6%)
Prior Years Non-Catastrophe Losses and LAE	(1.3%)	(0.6%)	0.5%	0.5%	1.1%
Prior Years Catastrophe Losses and LAE Ratio	0.0%	0.0%	0.0%	0.0%	0.0%
Underlying Combined Ratio	89.1%	93.9%	93.8%	91.8%	94.0%
Preferred P&C Insurance					
Combined Ratio as Reported	102.2%	92.6%	97.5%	92.4%	103.1%
Current Year Catastrophe Loss and LAE Ratio	(12.6%)	(2.7%)	(6.4%)	(6.2%)	(12.0%)
Prior Years Non-Catastrophe Losses and LAE	(5.0%)	1.8%	3.8%	0.6%	2.3%
Prior Years Catastrophe Losses and LAE Ratio	(0.2%)	0.6%	1.7%	8.1%	0.5%
Underlying Combined Ratio	84.4%	92.3%	96.6%	94.9%	93.9%
Preferred Auto					
Combined Ratio as Reported	100.1%	99.5%	103.6%	101.5%	98.7%
Current Year Catastrophe Loss and LAE Ratio	(2.0%)	(0.2%)	(1.3%)	(1.8%)	(1.4%)
Prior Years Non-Catastrophe Losses and LAE	(9.8%)	(1.9%)	2.4%	0.4%	3.1%
Prior Years Catastrophe Losses and LAE Ratio	0.3%	0.1%	(0.2%)	0.1%	0.0%
Underlying Combined Ratio	88.6%	97.5%	104.5%	100.2%	100.4%
Preferred Home & Other					
Combined Ratio as Reported	105.4%	80.7%	87.0%	77.1%	110.5%
Current Year Catastrophe Loss and LAE Ratio	(28.8%)	(7.0%)	(15.3%)	(13.7%)	(29.6%)
Prior Years Non-Catastrophe Losses and LAE	2.3%	8.3%	6.3%	0.8%	0.8%
Prior Years Catastrophe Losses and LAE Ratio	(1.1%)	1.5%	4.9%	21.5%	1.3%
Underlying Combined Ratio	77.8%	83.5%	82.9%	85.7%	83.0%

KEMPER

Earnings Call Presentation – 2Q 2020 | 29

Non-GAAP Financial Measures As Adjusted or As Adjusted for Acquisition amounts are non-GAAP financial measures. For the periods subsequent to acquisition, the three months ended June 30, 2020 and June 30, 2019 the As Adjusted or As Adjusted for Acquisition amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons Three Months Ended 30-Jun-20 30-Jun-19 Net Income Kemper - GAAP As Reported $ 126.1 $ 122.1 Less: Impact of Purchase Accounting (4.4) (4.2) As Adjusted 1 $ 130.5 $ 126.3 As Adjusted 1 - Per Diluted Share $ 1.97 $ 1.90 Adjusted Consolidated Net Operating Income (Loss)1 Kemper $ 79.2 $ 91.5 Less: Impact of Purchase Accounting (4.4) (4.2) As Adjusted 1 $ 83.6 $ 95.7 As Adjusted 1 - Per Diluted Share $ 1.26 $ 1.44 ¹ As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2018 and including historical results of Kemper and Infinity in periods prior to acquisition date of July 2, 2018. Earnings Call Presentation – 2Q 2020 30

Non-GAAP Financial Measures

As Adjusted for Acquisition – Continued

Specialty P&C Insurance Segment

	Three Months Ended				
	30-Jun-20	31-Mar-20	31-Dec-19	30-Sep-19	30-Jun-19
Earned Premiums					
Kemper Specialty P&C - GAAP As Reported	$ 759.0	$ 822.5	$ 799.7	$ 783.4	$ 766.0
Current Year Non-CAT Losses and LAE					
Kemper Specialty P&C - GAAP As Reported	$ 515.8	$ 619.8	$ 599.5	$ 579.4	$ 579.2
Less: Impact of Purchase Accounting					
Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE	0.8	0.7	0.8	0.8	1.2
As Adjusted [1]	$ 515.0	$ 619.1	$ 598.7	$ 578.6	$ 578.0
Insurance Expenses					
Kemper Specialty P&C - GAAP As Reported	$ 161.2	$ 152.1	$ 150.7	$ 139.2	$ 140.9
Less: Impact of Purchase Accounting	4.5	5.2	5.2	7.3	4.4
As Adjusted [1]	$ 156.7	$ 146.9	$ 145.5	$ 131.9	$ 136.5
As Adjusted [1] Underlying Combined Ratio					
As Adjusted [1] Underlying Loss & LAE Ratio	67.8%	75.3%	74.9%	73.9%	75.5%
As Adjusted [1] Expense Ratio	20.6%	17.9%	18.2%	16.8%	17.8%
As Adjusted [1] Underlying Combined Ratio	88.5%	93.1%	93.1%	90.7%	93.3%

[1] As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2018 and including historical results of Kemper and Infinity in periods prior to acquisition date of July 2, 2018.

KEMPER

Earnings Call Presentation – 2Q 2020 | 31

Non-GAAP Financial Measures As Adjusted for Acquisition – Continued Specialty Personal Automobile Insurance Three Months Ended 30-Jun-20 31-Mar-20 31-Dec-19 30-Sep-19 30-Jun-19 Earned Premiums Kemper Specialty Auto - GAAP As Reported $ 689.8 $ 753.2 $ 733.1 $ 719.2 $ 703.7 Current Year Non-CAT Losses and LAE Kemper Specialty Auto - GAAP As Reported $ 472.4 $ 576.0 $ 557.5 $ 538.2 $ 537.0 Less: Impact of Purchase Accounting Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE 0.6 0.6 0.6 0.6 0.9 As Adjusted 1 $ 471.8 $ 575.4 $ 556.9 $ 537.6 $ 536.1 Insurance Expenses Kemper Specialty Auto - GAAP As Reported $ 146.7 $ 139.2 $ 138.1 $ 128.4 $ 128.9 Less: Impact of Purchase Accounting 3.5 4.5 4.5 6.4 3.9 As Adjusted 1 $ 143.2 $ 134.7 $ 133.6 $ 122.0 $ 125.0 As Adjusted 1 Underlying Combined Ratio As Adjusted 1 Underlying Loss & LAE Ratio 68.4% 76.4% 76.0% 74.7% 76.2% As Adjusted 1 Expense Ratio 20.8% 17.9% 18.2% 17.0% 17.8% As Adjusted 1 Underlying Combined Ratio 89.2% 94.3% 94.2% 91.7% 93.9% ¹ As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2018 and including historical results of Kemper and Infinity in periods prior to acquisition date of July 2, 2018. Earnings Call Presentation – 2Q 2020 32